UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2023

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Change in Segment Reporting

ePlus inc., referred to herein as "we" or "our", has conducted our operations and reported the operating results in two business segments, the technology business setment and the financing segment. The unaudited consolidated financial statements include the accounts of ePlus inc. and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. The accounts of businesses acquired are included in the unaudited consolidated financial statements from the dates of acquisition. During the quarter ended June 30, 2023, we split our technology segment into new segments—product, professional services, and managed services—to provide our management the ability to better manage and allocate resources among the separate components of our technology business. Our professional services and managed services are a significant component of our growth and long-term strategic initiatives. Subsequently, we manage and report our operating results through four operating segments: product, professional services, managed services, and financing. For additional information, see Note 16, “Segment Reporting”. A summary of the reportable business segments under the new reporting structure follows:

•
Product segment consists of the sale of third-party hardware, third-party perpetual and subscription software, and third-party maintenance, software assurance, and other third-party services. The product segment also includes internet-based business-to-business supply chain management solutions for information technology products.

•
Professional services segment includes advanced professional services to our customers that are performed under time & materials, fixed fee, or milestone contracts. Professional services include cloud consulting, staff augmentation services, and project management services.

•
Managed services segment includes our advanced managed services to our customers that include managing various aspects of our customers environments and are billed in regular intervals over a contract term, usually between three to five years. Managed services include security solutions, storage-as-a-service, cloud hosted services, cloud managed services, and service desk.

For informational purposes and to assist investors in making comparisons of our historical financial information with future financial information that will reflect the change in the presentation of the split of the technology segment into three separate segments, our previously reported selected unaudited historical consolidated financial information for the fiscal years ended March 31, 2023 and March 31, 2022 have been recast to reflect this segment reporting change. Exhibit 99.1 contains the unaudited segment financial information for the reporting change to our technology business and a summary of the segment reporting changes.
This Current Report on Form 8-K (“Form 8-K”) does not restate our previously reported consolidated statements for any period nor does it reflect any subsequent information or events, other than as required to reflect the change in the segments as described above. This Form 8-K, including Exhibit 99.1, should be read in conjunction with our Annual Reports on Form 10-K for the years ended March 31, 2023 and 2022 filed with the Securities and Exchange Commission.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Summary of Segment Reporting Changes

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: August 7, 2023